Effective September 26, 2014, Saumil H. Parikh, CFA, Mohsen Fahmi and Daniel J. Ivascyn have replaced William H. Gross, CFA, as the portfolio managers for Harbor Unconstrained Bond Fund. Messrs. Parikh, Fahmi and Ivascyn jointly manage the Harbor Unconstrained Bond Fund. Pacific Investment Management Company LLC (PIMCO) continues to serve as subadviser to the Fund.

Mr. Parikh is a Managing Director of PIMCO and has been associated with PIMCO since 2000. Mr. Fahmi is a Managing Director of PIMCO and has been associated with PIMCO since 2014. Mr. Ivascyn is Group Chief Investment Officer and a Managing Director of PIMCO and has been associated with PIMCO since 1998.

All references in the Summary Prospectus to Mr. Gross as portfolio manager for Harbor Unconstrained Bond Fund are hereby replaced with references to Messrs. Parikh, Fahmi and Ivascyn as portfolio managers for Harbor Unconstrained Bond Fund.

September 29, 2014

Investors Should Retain This Supplement For Future Reference

S0929.SP.UB